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                                                                  EXHIBIT 10.22

                                LEASE AGREEMENT


THIS LEASE, made this ________ day of January , 1998 between CHARLESTON PROPERTIES, a California General Partnership, hereinafter called Landlord and INTUIT, INC. a Delaware Corporation, hereinafter called Tenant.


                                  WITNESSETH:

        Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord those certain premises (the "Premises") outlined in red on Exhibit "A", attached hereto and incorporated herein by this reference thereto more particularly described as follows:

        The entire Two story building comprising 41,636 gross square feet of space located in Mountain View, Santa Clara County, California and further identified at the following address: 2650 Casey. The building leased hereunder shall be known between Landlord and Tenant as Building "B".

        As used herein the Complex shall mean and include all of the land outlined in red and described in Exhibit "B", attached hereto, and all of the buildings, improvements, fixtures and equipment now or hereafter situated on said land. The Complex of which the premises form a part shall further be known as Complex 4.

        Said letting and hiring is upon and subject to the terms, covenants and conditions hereinafter set forth and Tenant covenants as a material part of the consideration for this Lease to perform and observe each and all of said terms, covenants and conditions. This Lease is made upon the conditions of such performance and observance.

1. USE Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances for the purpose of Office, Sales, R&D and related uses necessary for Tenant to conduct its business, provided such uses are permitted and conform to City zoning laws and all other governmental laws, regulations, rules and ordinances and for no other purpose. Tenant shall not do or permit to be done in or about the Premises or the Complex nor bring or keep or permit to be brought or kept in or about the Premises or the Complex anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) fire or any insurance covering the Complex or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Complex or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in, on or about the Premises or the Complex which will in any way obstruct or interfere with the rights of other tenants or occupants of the Complex or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or the Complex. No sale by auction shall be permitted on the Premises. Tenant shall not place any loads upon the floors, walls, or ceiling, which endanger the structure, or place any harmful fluids or other materials in the drainage system of the building, or overload existing electrical or other mechanical systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building in which the Premises are a part, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the building proper where designated by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the Premises or on any portion of common area of the Complex. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, attorneys' fees, or liability arising out of failure of Tenant to comply with any applicable law where compliance is Tenant's obligation hereunder. Tenant shall comply with any covenant, condition, or restriction ("CC&R's") affecting the Premises. The provisions of this paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Complex.

2.      TERM

        A. The term of this Lease shall be for a period of Eight years (8) years (unless sooner terminated as hereinafter provided) and, subject to Paragraphs 2(B) and 3, shall commence on the 15th day of April, 1999, and end on the 14th day of April, 2007.

        B. Possession of the Premises shall be deemed tendered and the term of this Lease shall commence when the first of the following occurs:
Ninety days after the date Landlord offers Tenant possession of the Premises for the commencement of construction of Tenant Improvements (if any)

        (2) Upon the occupancy of the Premises by any of Tenant's operating personnel; or
        (3)  N/A
             (This paragraph 2 is continued on page 10 below)

3. POSSESSION If Landlord, for any reason whatsoever, cannot offer possession of said Premises to Tenant at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable; no obligation of Tenant shall be affected thereby; nor shall Landlord or Landlord's agents be liable to Tenant for any loss or damage resulting therefrom (subject to the provisions of paragraph 2.B.(1) on page 10 below), but in that event the commencement and termination dates of the Lease, and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession, as specified in Paragraph 2(b), above. The above is, however, subject to the provision that the period of delay of delivery of the Premises shall not exceed 90 days from the commencement date herein (except those delays caused by Acts of God, strikes, war, utilities, governmental bodies, weather, unavailable materials, and delays beyond Landlord's control shall be excluded in calculating such period) in which instance Tenant, at its option, may, by written notice to Landlord, terminate this Lease.

Notwithstanding anything herein to the contrary, if Landlord has not offered possession to Tenant of the Premises by May 15, 1999 then Tenant may cancel this Lease.


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4.      RENT

        A. Basic Rent. Tenant agrees to pay to Landlord at such place as Landlord may designate without deduction, offset, prior notice, or demand, and Landlord agrees to accept as Basic Rent for the leased Premises the total sum of Six Million, Four Hundred Eighty Two Thousand Fifty Two and
20/100. ($6,482,052.20) Dollars in lawful money of the United States of America, payable as follows:

                 (Paragraph 4A is continued on Page 10 below)

        B. Time for Payment. In the event that the term of this Lease commences on a date other than the first day of a calendar month, on the date of commencement of the term hereof Tenant shall pay to Landlord as rent for the period from such date of commencement to the first day of the next succeeding calendar month that proportion of the monthly rent hereunder which the number of days between such date of commencement and the first day of the next succeeding calendar month bears to thirty (30). In the event that the term of this Lease for any reason ends on a date other than the last day of a calendar month, on the first day of the last calendar month of the term hereof Tenant shall pay to Landlord as rent for the period from said first day of said last calendar month to and including the last day of the term hereof that proportion of the monthly rent hereunder which the number of days between said first day of said last calendar month and the last day of the term hereof bears to thirty
(30).

        C. Late Charge. Notwithstanding any other provision of this Lease, if Tenant is in default in the payment of rent as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent rental due, a late charge for each rental payment in default ten (10) days. Said late charge shall equal ten (10%) percent of each rental payment so in default. Landlord shall not assess a late charge after such 10 day period unless Landlord thereafter notifies Tenant by telephone or fax that Tenant's rental is delinquent and said rental remains delinquent for 48 hours after said notice to Tenant.

        D. Additional Rent. Beginning with the commencement date of the term of this Lease, Tenant shall pay to Landlord in addition to the Basic Rent and as Additional Rent the following:

            (1) Tenant's proportionate share of all utilities relating to the Complex as set forth in Paragraph 11, and

            (2) Tenant's proportionate share of all Taxes relating to the Complex as set forth in Paragraph 12, and

            (3) Tenant's proportionate share of all insurance premiums relating to the Complex, as set forth in Paragraph 15, and

            (4) Tenant's proportionate share of expenses for the operation, management, maintenance and repair of the Building (including common areas of the Building) and Common Areas of the Complex in which the Premises are located as set forth in Paragraph 7, and

            (5) All charges, costs and expenses, which Tenant is required to pay hereunder, together with all interest and penalties, costs and expenses including attorneys' fees and legal expenses, that may accrue thereto in the event of Tenant's failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of nonpayment by Tenant of Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of rent.

Tenant shall pay to Landlord monthly, in advance, Tenant's prorata share of an amount estimated by Landlord to be Landlord's approximate average monthly expenditure for such Additional Rent items, which estimated amount shall be reconciled within 120 days of the end of each calendar year as compared to Landlord's actual expenditure for said Additional Rent items, with Tenant paying to Landlord, upon demand, any amount of actual expenses expended by Landlord in excess of said estimated amount, or Landlord refunding to Tenant (providing Tenant is not in default in the performance of any of the terms, covenants and conditions of this Lease) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent items. Landlord shall provide Tenant reasonably adequate supportive documentation to the reconciliation. Tenant's payment for such Additional Rent as of the commencement of the term of this lease shall be Seven Thousand Two Hundred and 00/000 ($7,200.00) Dollars per month. Any payments required to be made by Tenant for Additional Rent shall be made by check or instrument separate from that check or instrument used by Tenant to make any payments for Basic Rent, pursuant to paragraph 4 A.

        The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or other termination of the term of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of actual Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration or termination bears to 365.

                       (Paragraph 4D is continued below.)

        E. Place of Payment of Rent and Additional Rent. All Basic Rent hereunder and all payments hereunder for Additional Rent shall be paid to Landlord at the office of Landlord at 3201 Ash Street, Palo Alto, CA 94306 or to such other person or to such other place as Landlord may from time to time designate in writing.

        F. Security Deposit. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of Seventy Five Thousand and 00/100 ($75,000.00) Dollars. Said sum shall be held by Landlord as a Security Deposit for faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefor.

                       (Paragraph 4F is continued below)

5. RULES AND REGULATIONS AND COMMON AREA. Subject to the terms and conditions of this Lease and such Rules and Regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other occupants of the Complex in which the Premises are located, and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive rights to use the access roads, parking areas, and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Complex in which the Premises are located, which areas and facilities are referred to herein as "Common Area." This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make reasonable changes in the shape, size, location, amount and extent of Common Area. All such changes shall not unreasonably affect Tenant's access or use of the Premises and shall not diminish Tenant's parking rights. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part of parts thereof, as Landlord may deem appropriate for the best interests of the occupants of the Complex. The Rules and Regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant, and Tenant shall abide by them and cooperate in their observance. Such Rules and Regulations may be reasonably amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Complex of any of said Rules and Regulations.

        Landlord shall operate, manage and maintain the Common Area. The Common Area shall be maintained in a first class manner and the expenditures for such maintenance shall be at the discretion of Landlord.


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6.  PARKING.  Landlord hereby acknowledges that Tenant shall have the right to restripe parking lots at Tenant's own expense (provided Tenant is the only occupant of a Complex to be restriped). Any restriping shall be in compliance with all applicable codes and regulations and Landlord shall cooperate with Tenant in this effort. Tenant shall have the right to use with other tenants or occupants of the Complex its proportionate share of parking spaces in the common parking areas of the Complex. Tenant agrees that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use parking spaces outside of the Complex parking allocated to Tenant hereunder. Landlord shall have the right, at Landlord's sole discretion, to specifically designate the location of Tenant's parking spaces within the common parking areas of the Complex in the event of a dispute among the tenants occupying the building and/or Complex referred to herein, in which event Tenant agrees that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use any parking spaces other than those parking spaces specifically designated by Landlord for Tenant's use. Said parking spaces, if specifically designated by Landlord to Tenant, may be relocated by Landlord at any time, and from time to time. Landlord reserves the right, at Landlord's sole discretion, to rescind any specific designation of parking spaces, thereby returning Tenant's parking spaces to the common parking area. Landlord shall give Tenant written notice of any change in Tenant's parking spaces. Tenant shall not, at any time, park, or permit to be parked, any trucks or vehicles adjacent to the loading areas so as to interfere in any way with the use of such areas, nor shall Tenant at any time park, or permit the parking of Tenant's trucks or other vehicles or the trucks and vehicles of Tenant's suppliers or others, in any portion of the common area not designated by Landlord for such use by Tenant. Tenant shall not park nor permit to be parked, any inoperative vehicles or equipment on any portion of the common parking area or other common areas of the Complex. Tenant agrees to assume responsibility for compliance by its employees with the parking provision contained herein. If Tenant or its employees park in other than such designated parking areas, then Landlord may charge Tenant, as an additional charge, and Tenant agrees to pay, ten ($10.00) Dollars per day for each day or partial day each such vehicle is parked in any area other than that designated. Tenant hereby authorizes Landlord at Tenant's sole expense to tow away from the Complex any vehicle belonging to Tenant or Tenant's employees parked in violation of these provisions, or to attach violation stickers or notices to such vehicles. Tenant shall use the parking areas for vehicle parking only, and shall not use the parking areas for storage.

7. EXPENSES OF OPERATION, MANAGEMENT AND MAINTENANCE OF THE COMMON AREAS OF THE COMPLEX, PREMISES AND BUILDING IN WHICH THE PREMISES ARE LOCATED. As
Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of all expenses of operation, management, maintenance and repair of the Common Areas of the Complex including, but not limited to, license, permit and inspection fees; security; utility charges associated with exterior landscaping and lighting (including water and sewer charges); all charges incurred in the maintenance of landscaped areas, lakes, parking lots, sidewalks, driveways; maintenance, repair and replacement of all fixtures and electrical, mechanical and plumbing systems; structural elements and exterior surfaces of the building; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a greater than the anticipated savings in the operating expenses.

        As additional Rent and in accordance with paragraph 4D of this Lease, Tenant shall pay its proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the cost of operation (including common utilities), management, maintenance and repair of the Premises and the building (including common areas such as lobbies, restrooms, janitor's closets, hallways, elevators, mechanical and telephone rooms, stairwells, entrances, spaces above the ceilings) in which the Premises are located. The maintenance items herein referred to include, but are not limited to, electrical systems (such as outlets, lighting fixtures, lamps, bulbs, tubes, ballasts), heating and airconditioning controls (such as mixing boxes, thermostats, time clocks, supply and return grills), all interior improvements within the Premises including but not limited to: wall coverings, window coverings, acoustical ceilings, vinyl tile, carpeting, partitioning, doors
(both interior and exterior, including closing mechanisms, latches, locks), and all other interior improvements of any nature whatsoever, all windows, window frames, plate glass, glazing, truck doors, main plumbing systems of the building (such as water and drain lines, sinks, toilets, faucets, drains, showers and water fountains), main electrical systems (such as panels and conduits), heating and airconditioning systems (such as compressors, fans, air handlers, ducts, boilers, heaters), store fronts, roofs, downspouts, building common area interiors (such as wall coverings, window coverings, floor coverings and partitioning), ceilings, building exterior doors, skylights (if any), automatic fire extinguishing systems and elevators; license, permit, and inspection fees; security; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses. Tenant hereby waives all rights under, and benefits of, subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil code and under any similar law, statute or ordinance now or hereafter in effect. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sole expense upon Lease termination.

        "Additional Rent" as used herein shall not include Landlord's debt repayments; interest on charges; expenses directly or indirectly incurred by Landlord for the benefit of any other tenant; cost for the installation of partitioning or any other tenant improvements; cost of attracting tenants; depreciation; interest, or executive salaries.

        Tenant agrees to contract and pay directly for five-day janitorial service for the leased Premises and Landlord agrees to maintain the Complex in a first-class manner.

8. ACCEPTANCE AND SURRENDER OF PREMISES. By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the building and improvements included in the Premises in their present condition and without representation or warranty by Landlord as to the condition of such building or as to the use or occupancy which may be made thereof except as otherwise provided herein. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. Tenant agrees on the last day of the Lease term, or on the sooner termination of this Lease, to surrender the Premises promptly and peaceably to Landlord in good condition and repair (damage by Acts of God, fire or normal wear and tear excepted), with all interior walls painted, or cleaned so that they appear freshly painted, and repaired and replaced, if damaged; all floors cleaned and waxed; all carpets cleaned and shampooed; the airconditioning and heating equipment serviced by a reputable and licensed service firm and in good operating condition (provided the maintenance of such equipment has been Tenant's responsibility during the term of this Lease) together with all alterations, additions and improvements which may have been made in, to, or on the Premises (except movable trade fixtures installed at the expense of Tenant) except that subject to paragraph 9 of this Lease Landlord shall notify Tenant at the same time as Landlord provides its consent to such alterations, additions or improvements which exceed $15,000 in construction costs whether Landlord desires to have the Premises or any part or parts thereof restored to their condition and configuration as when the Premises existed prior to such alteration, addition, or improvement and if Landlord shall so desire, then Tenant shall restore said Premises or such part or parts thereof before the end of this Lease at Tenant's sole cost and expense. Tenant, on or before the end of the term or sooner termination of this Lease, shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the term or sooner termination of this Lease shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove all moveable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay. Nothing contained herein shall be construed as an extension of the term hereof or as a consent of Landlord to any holding over by Tenant. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

(See paragraph 50 below)

9. ALTERATIONS AND ADDITIONS. Tenant shall not make, or suffer to be made, any alteration or addition to the Premises, or any part thereof, without the written consent of Landlord first had and obtained by Tenant, but at the cost of Tenant, and any addition to, or alteration of, the Premises, except moveable furniture and trade fixtures, shall at once become a part of the Premises and belong to Landlord. If Landlord consents to the making of any alteration, addition, or improvement to or of the Premises by Tenant, the same shall be made at Tenant's sole cost and expense. Any modifications to the building or building systems required by governmental code or otherwise as a result of Tenant's alterations, additions or improvements shall be made at Tenant's sole cost and expense. Tenant shall retain title to all moveable furniture and trade fixtures placed in the Premises. All heating, lighting, electrical, airconditioning, partitioning, drapery, carpeting and floor installations made by Tenant, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures. Tenant agrees that it will not proceed to make any alterations or additions, without having obtained consent from Landlord to do so, and until five (5) days from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements, Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Tenant shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond reasonably satisfactory to Landlord, for such work in excess of $100,000. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Complex for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. Any exceptions to the foregoing must be made in writing and executed by both Landlord and Tenant.

(Paragraph 9 is continued on page 12 below)

                                                                         [SIG]
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                                  Page 3 of 9

(Paragraph 11 is continued on page 13 below)

12. TAXES A. As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share of all Real Property Taxes, which prorata share shall be allocated to the leased Premises by square footage or other equitable basis, as calculated by Landlord. The term "Real Property Taxes", as used herein, shall mean (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership of the Complex) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Complex (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; any improvements located within the Complex (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Complex; or parking areas, public utilities, or energy within the Complex; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Complex; and (iii) all costs and fees (including attorneys' fees) incurred by Landlord in contesting any Real Property Tax and negotiating with public authorities as to any Real Property Tax. In the event said contesting results in a refund of Real Property Taxes, Tenant shall be credited with the appropriate proportionate share of said refund reflecting Tenant's period of occupancy. If at any time during the term of this Lease the taxation or assessment of the Complex prevailing as of the commencement date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Complex or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Complex, on Landlord's business of leasing the Complex, or computed in any manner with respect to the operation of the Complex, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Complex, then only that part of such Real Property Tax that is fairly allocable to the Complex shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

        B.  Taxes on Tenant's Property

(1) Tenant shall be liable for and shall pay ten days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

(2) If the Tenant improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for Real Property Tax purposes at a valuation higher than the valuation at which standard office improvements in other space in the Complex are assessed, then the Real Property Taxes and assessments levied against Landlord or the Complex by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of 12A(i), above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant improvements are assessed at a higher valuation than standard office improvements in other spaces in the Complex, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

13. LIABILITY INSURANCE Tenant, at Tenant's expense, agrees to keep in force during the term of this Lease a policy of comprehensive public liability insurance with limits in the amount of $1,000,000/1,000,000 for injuries to or death of persons occurring in on or about the Premises or the Complex, and property damage insurance with limits of $500,000. The policy or policies affecting such insurance, certificates of which shall be furnished to Landlord, shall name Landlord as additional insureds, and shall insure any liability of Landlord, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, except upon thirty (30) days' prior written notice to Landlord. If, during the term of this Lease, in the reasonable opinion of Landlord's Lender, insurance advisor or counsel, the amount of insurance described in this paragraph 13 is not adequate, Tenant agrees to increase said coverage to such reasonable amount as Landlord's Lender, insurance advisor or counsel shall deem adequate. Landlord shall carry a reasonable amount of liability insurance.

14. TENANT'S PERSONAL PROPERTY INSURANCE AND WORKER'S COMPENSATION INSURANCE Tenant shall maintain a policy or policies of fire and property damage insurance in "all risk" form with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures and leasehold improvements within the leased Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured.

        Tenant shall also maintain a policy or policies of worker's compensation insurance and any other employee benefit insurance sufficient to comply with all laws.

15. PROPERTY INSURANCE Landlord shall purchase and keep in force and, as Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the cost of policy or policies of insurance covering loss or damage to the Premises and Complex in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risks" insurance and flood and/or earthquake insurance, if available, plus a liability policy and a policy of rental income insurance in the amount of one hundred (100%) percent of twelve (12) months Basic Rent, plus sums paid as Additional Rent. If such insurance cost is increased due to Tenant's use of the Premises or the Complex, Tenant agrees to pay to Landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Complex.

        Landlord and Tenant do each hereby respectively release the other, to the extent of insurance coverage of the releasing party, from any liability for loss or damage caused by fire or any of the extended coverage casualties included in the releasing party's insurance policies, irrespective of the cause of such fire or casualty; provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver is obtained. If such waiver is so prohibited, the insured party affected shall promptly notify the other party thereof.

     16. INDEMNIFICATION Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Complex by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises or the Complex but excluding, however, the negligence or willful misconduct of Landlord, its agents, servants, employees, invitees, or contractors of which negligence Landlord has knowledge and reasonable time to correct, the requirements of knowledge and reasonable time to correct, shall not apply to direct negligent acts by Landlord or Landlord's agents, servants, employees, Invitees or contractors. Except as to injury to persons or damage to property the principal cause of which is the negligence or willful misconduct of Landlord, its agents, servants, employees, invitees or contractors Tenant shall hold Landlord harmless from and defend Landlord against any and all expenses, including reasonable attorneys' fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, or any part thereof, from any cause whatsoever.

17. COMPLIANCE Tenant at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in effect; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; and with any direction or occupancy certificate issued pursuant to law by any public officer; provided, however, that no such failure shall be deemed a breach of the provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. This paragraph shall not be interpreted as requiring Tenant to make structural changes or improvements, except to the extent such changes or improvements are required as a result of Tenant's use of the Premises. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Premises.

(SEE PARAGRAPH 48)


18. LIENS Tenant shall keep the Premises and the Complex free from any liens arising out of any work performed, materials furnished or obligation incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the prime rate of interest as quoted by the Bank of America.

19. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, transfer or hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises or any portion thereof, without, in each case, the prior written consent of Landlord which consent will not be unreasonably withheld. Tenant agrees to pay to Landlord, as additional rent, fees of all rents (after Tenant deducts all costs of subleasing) or additional consideration received by Tenant from its assignees, transferees or subtenants in excess of the rent payable by Tenant to Landlord hereunder. Tenant shall by thirty days' (30) written notice, advise Landlord of its intent to assign or transfer Tenant's interest in the Lease or sublet the Premises or any portion thereof for any part of the term hereof. In the event Tenant is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written consent of Landlord, no assignee, transferee or subtenant shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of Landlord. A consent of Landlord to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Tenant and shall, at the option of Landlord exercised by written notice to Tenant, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Landlord. As a condition to its consent, Landlord may require Tenant to pay all reasonable expenses in connection with the assignment, and Landlord may require Tenant's assignee or transferee (or other assignees or transferees) to assume in writing, all of the obligations under this Lease and for Tenant to remain liable to Landlord under the Lease.

                       (Paragraph 19 is continued below)

20. SUBORDINATION AND MORTGAGES In the event Landlord's title or leasehold interest is now or hereafter encumbered by a deed of trust, upon the interest of Landlord in the land and buildings in which the demised Premises are located, to secure a loan from a lender (hereinafter referred to as "Lender") to Landlord, Tenant shall, at the request of Landlord or Lender, execute in writing an agreement subordinating its rights under this Lease to the lien of such deed of trust, or, if so requested, agreeing that the lien of Lender's deed of trust shall be or remain subject and subordinate to the rights of Tenant under this Lease. Tenant hereby irrevocably appoints Landlord the attorney in fact of Tenant to execute, deliver and record any such instrument or instruments for and in the name and on behalf of Tenant. Notwithstanding any such subordination, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all rent and observe and perform all of the provisions set forth in this Lease and any such subordination agreement shall so reflect. Tenant agrees to send to any mortgagees and/or deed of trust holders, by registered mail, a copy of any notice of default served by Tenant upon the Landlord, provided that prior to such notice, Tenant has been notified, in writing (by way of notice of assignment of rents or otherwise) of the addresses of such mortgagees and/or deed of trust holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, any such mortgagees and/or deed of trust holders shall have an additional thirty (30) days within which to cure such default, or if such default is not reasonably susceptible of cure within that time, then such additional time as may be reasonably necessary if within such (30) days, any mortgagee and/or deed of trust holder has commenced and is diligently pursuing the remedies necessary to cure such default, (including but not limited to commencement of foreclosure proceedings), in which event this Lease shall not be terminated when such remedies are being diligently pursued. (SEE PARAGRAPH 52 BELOW)

21. ENTRY BY LANDLORD Landlord reserves, and shall during normal business hours, have, the right to enter the Premises to inspect them; to perform any services to be provided by Landlord hereunder; to submit the Premises to prospective purchasers, mortgagors or tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises and any portion of the Complex, all without abatement of rent; and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however, that the business of Tenant shall be interfered with to the least extent that is reasonably practical. For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Landlord shall also have the right at any time to change the arrangement or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Complex and to change the name, number or designation by which the Complex is commonly known, and none of the foregoing shall be deemed an actual or constructive eviction of Tenant, or shall entitle Tenant to any reduction of rent hereunder, and no such changes shall unreasonably interfere with Tenant's use of or access to the building leased hereunder.

22. BANKRUPTCY AND DEFAULT The commencement of a bankruptcy action or liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action undertaken by Tenant, or the insolvency of Tenant, shall, at Landlord's option, constitute a breach of this Lease by Tenant. If the trustee or receiver appointed to serve during a bankruptcy, liquidation, reorganization, insolvency or similar action elects to reject Tenant's unexpired Lease, the trustee or receiver shall notify Landlord in writing of its election within thirty (30) days after an order for relief in a liquidation action or within thirty (30) days after the commencement of any action.

     Within thirty (30) days after court approval of the assumption of this Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure) any and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss and shall provide adequate assurance of future performance under said Lease to the reasonable satisfaction of Landlord. Adequate assurance of future performance, as used herein, includes, but shall not be limited to: (i) assurance of source and payment of rent, and other consideration due under this Lease; (ii) assurance that the assumption or assignment of this Lease will not breach substantially any provision, such as radius, location, use, or exclusivity provision, in any agreement relating to the above described Premises.

     Nothing contained in this section shall affect the existing right of Landlord to refuse to accept an assignment upon commencement of or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained in this Lease shall be construed as giving or granting or creating an equity in the demised Premises to Tenant. In no event shall the leasehold estate under this Lease, or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

         The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of five (5) days from the date of written notice from Landlord within which to cure any default in the payment of rental or adjustment thereto. Tenant shall have a period of twenty (20) days from the date of written notice from Landlord within which to commence to cure any other default under this Lease and Tenant shall diligently prosecute the cure to completion. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

        (a) The rights and remedies provided for by California Civil Code
Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2. Any proof by Tenant under subparagraph
(2) and (3) of Section 1951.2 of the California Civil Code of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity. Such two real estate brokers shall select a third licensed real estate broker, and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided from the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.

        (b) The rights and remedies provided by California Civil Code which allows Landlord to continue the Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

        (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

        (d) The right and power, as attorney-in-fact for Tenant, to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant and to sell such property and apply such proceeds therefrom pursuant to applicable California law. Landlord, as attorney-in-fact for Tenant, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rent and such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each subletting,
(i) Tenant shall be immediately liable to pay Landlord, in addition to indebtedness other than rent due hereunder, the cost of such subletting, including, but not limited to, reasonable attorneys' fees, and any real estate commissions actually paid, and the cost of such alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting (to the extent such period does not exceed the term hereof) exceeds the amount to be paid as rent for the Premises for such period or (ii) at the option of Landlord, rents received from such subletting shall be applied first to payment of indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third to payment of rent due to unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received by such subletting under option (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under option (ii) during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. For all purposes set forth in this subparagraph (d), Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. No taking possession of the Premises by Landlord, as attorney-in-fact for Tenant, shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach.

        (c) The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to subparagraph
(d) above.

23. ABANDONMENT Tenant shall not vacate or abandon the Premises at any time during the term of this Lease; and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

24.  DESTRUCTION

                       (Paragraph 24 is continued below)

25 EMINENT DOMAIN If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payment, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing paragraph, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving cost or loss of goodwill, shall be and remain the property of Tenant.

        If (i) any action or proceeding is commenced for such taking of the Premises or any part thereof, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of is intention to condemn the Premises or any portion thereof, or (ii) any of the foregoing events occur with respect to the taking of any space in the Complex not leased hereby, or if any such spaces so taken or conveyed in lieu of such taking and Landlord shall decide to discontinue the use and operation of the Complex, or decide to demolish, alter or rebuild the Complex, then, in any of such events Landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty (60) days of the date of receipt of said written advice, or commencement of said action or proceeding, or taking conveyance, which termination shall take place as of the first to occur of the last day of the calendar month next following the month in which such notice is given or the date on which title to the Premises shall vest in the condemnor.

        In the event of such a partial taking or conveyance of the Premises, if the Premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business, Tenant shall have the privilege of terminating this Lease within sixty (60) days from the date of such taking or conveyance, upon written notice to Landlord of its intention so to do, and upon giving of such notice this Lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the rent from the date of such taking or conveyance to the date of termination.

        If a portion of the Premises be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed, and the rent herein shall be apportioned as of the date of such taking or conveyance so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking.

26. SALE OF CONVEYANCE BY LANDLORD In the event of a sale or conveyance of the Complex or any interest therein, by any owner of the reversion then constituting Landlord, the transferor shall thereby be released from any liability thereafter arising upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the responsibility of the successor in interest of such transferor in and to the Complex and this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor.

27. ATTORNMENT TO LENDER OR THIRD PARTY In the event the interest of Landlord in the Land and buildings in which the leased Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by the lender or any third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this lease. In the event the lien of the deed of trust securing the loan from a Lender to Landlord is prior and paramount to the lease, this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.

28. HOLDING OVER Any holding over by Tenant after expiration or other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the leased Premises except as expressly provided in this Lease. Any holding over after the expiration or other termination of the term of this lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable except that the monthly Basic Rent shall be increased to an amount equal to one hundred twenty-five (125%) percent of the monthly Basic Rent required during the last month of the Lease term.

(Paragraph 28 is continued below)

29. CERTIFICATE OF ESTOPPEL Tenant shall at any time upon not less than ten
(10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured defaults in Landlord's performance, and that not more than one month's rent has been paid in advance. If requested by Tenant, Landlord shall issue Tenant a certificate of Estoppel stating whether or not Tenant is in compliance with the Lease and current on rental payments.

30. CONSTRUCTION CHANGES Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with Tenant.

31. RIGHT OF LANDLORD TO PERFORM All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall fail to pay any sum of money, or other rent, required to be paid by it hereunder or shall fail to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for five (5) days after written notice thereof by Landlord, Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may, but shall not be obligated to, make any such payment or perform any such other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the rate of the prime rate of interest per annum as quoted by the Bank of America from the date of such payment of performance by Landlord, shall be paid (and Tenant covenants to make such payment) to Landlord on demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment by Tenant as in the case of failure by Tenant in the payment of rent hereunder.

32. ATTORNEYS' FEES

    (A) In the event that Landlord should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against Tenant hereunder, or in the event that Tenant should bring suit against Landlord for the recovery of any sum due hereunder or because of the breach of any provision of this Lease or for any other relief against Landlord hereunder, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgement

    (B) Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including a reasonable attorney's fee, except to the extent Landlord's cost and expense were caused by the negligence or willful misconduct of Landlord, its agents or employees.

33. WAIVER The waiver by either party of the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such waiving party shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.

34. NOTICES All notices, demands, requests, advices or designations which may be or are required to be given by either party to the other hereunder shall be in writing. All notices, demands, requests, advices or designations by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises or if sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises. All notices, demands, requests, advices or designations by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at its offices at 3201 Ash Street, Palo Alto, CA 94306. Each notice, request, demand, advice or designation referred to in this paragraph shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.

35. EXAMINATION OF LEASE Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant. Landlord and Tenant mutually intend that neither shall have any binding contractual obligations to the other with respect to the matters referred to herein unless and until this instrument has been fully executed by both parties.

36. DEFAULT BY LANDLORD Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

                       (Paragraph 36 is continued below.)

37. CORPORATE AUTHORITY If Tenant is a corporation (or a partnership) each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation (or partnership) in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days of written request by Landlord after execution of this Lease, deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

38.

39. LIMITATION OF LIABILITY In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

    (i) the sole and exclusive remedy shall be against Landlord and Landlord's assets;

    (ii) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership)

    (iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership)

    (iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process;

    (v)    no judgment shall be taken against any partner of Landlord;

    (vi) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;

    (vii) no writ of execution will ever be levied against the assets of any partner of Landlord;

    (viii) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

        (ix) The term, "Landlord", as used in this section, shall mean only the owner or owners from time to time of the fee title or the tenant's interest under a ground lease of the land described in Exhibit "B", and in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. Similarly, the obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

40. BROKERS Tenant warrants that it had dealing with only the following real estate brokers or agents in connection with the negotiation of this Lease:
None, and that it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

41. SIGNS No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. If Tenant is allowed to print or affix or in any way place a sign in, on or about the Premises, then upon expiration or other sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.

        All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

        Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises.

                (Paragraph 41 is continued below)

42. FINANCIAL STATEMENTS In the event Tenant tenders to Landlord any information on the financial stability, creditworthiness or ability of the Tenant to pay the rent due and owing under the Lease, then Landlord shall be entitled to rely upon the information provided in determining whether or not to enter into this Lease Agreement with Tenant and Tenant hereby represents and warrants to Landlord the following: (i) that all documents provided by Tenant to Landlord are true and correct copies of the originals; and (ii) Tenant has not withheld any information from Landlord which is material to Tenant's creditworthiness, financial condition or ability to pay the rent; and (iii) all information supplied by Tenant to Landlord is true, correct and accurate in every material aspect and (iv) no part of the information supplied by Tenant to Landlord contains misleading or fraudulent statements as to any material matter.

        A default under this paragraph shall be a non-curable default on behalf of Tenant and Landlord shall be entitled to pursue any right or remedy available to Landlord under the terms of this Lease or available to Landlord under the laws of the State of California.

43.     HAZARDOUS MATERIALS

        A. As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property including all of those materials and substances designated or defined as "hazardous" or "toxic" by (i) the Environmental Protection Agency, the California Water Quality Control Board, the Department of Labor, the California Department of Industrial Relations, the Department of Transportation, the Department of Agriculture, the Consumer Product Safety Commission, the Department of Health and Human Services, the Food and Drug Agency or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment, or by (ii) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq., as amended; the Hazardous Materials Transportation Act, 49 U.S.C. 1801, et seq., as amended; the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., as amended; the Hazardous Waste Control Law, California Health & Safety Code 25100 et seq., as amended; Sections 66680 through 66685 of Title 22 of the California Administration Code, Division 4, chapter 30, as amended; and in the regulations adopted and publications promulgated pursuant to said laws.

        B. Tenant shall not cause or permit any Hazardous Material to be improperly or illegally used, stored, discharged, released or disposed of in, from, under or about the Premises or the Complex, or any other land or improvements in the vicinity of the Premises or the Complex. Without limiting the generality of the foregoing, Tenant, at its sole cost, shall comply with all laws relating to Hazardous Materials. If the presence of Hazardous Materials on the Premises or the Complex caused or permitted by Tenant results in contamination of the Premises or the Complex or any soil in or about the Premises or the Complex, Tenant, at its expense shall promptly take all actions necessary to return the Premises or the Complex to the condition existing prior to the appearance of such Hazardous Material. The termination of this Lease shall not terminate or reduce the liability or obligations of Tenant under this Section, or as may be required by law, to clean up, monitor or remove any Hazardous Materials from the Premises or the Complex.

        Tenant shall defend, hold harmless and indemnify Landlord and its agents and employees with respect to all claims, damages and liabilities arising out of or in connection with any Hazardous Material used, stored, discharged, released or disposed of in, from, under or about the Premises or the Complex, where said Hazardous Material is or was attributable to the activities of Tenant, its agents or contractors during the Lease term and whether or not Tenant had knowledge of such Hazardous Material, including, without limitation, any cost of monitoring or removal, any reduction in the fair market value or fair rental value of the Premises or the Complex and any loss, claim or demand by any third person or entity relating to bodily injury or damage to real or personal property.

        Tenant shall not suffer any lien to be recorded against the Premises or the Complex as a consequence of a Hazardous Material, including any so called state, federal or local "super fund" lien related to the "clean up" of a Hazardous Material in or about the Premises, where said Hazardous Material is or was attributable to the activities of the Tenant.

        C. In the event Hazardous Materials are discovered in or about the Premises or the Complex, and Landlord has substantial reason to believe that Tenant was responsible for the presence of the Hazardous Material, then Landlord shall have the right to appoint a consultant, at Tenant's expense, to conduct an investigation to determine whether Hazardous Materials are located in or about the Premises or the Complex and to determine the corrective measures, if any, required to remove such Hazardous Materials. Tenant, at its expense, shall comply with all recommendations of the consultant, as required by law. To the extent it is determined that Tenant was not responsible for the presence of the Hazardous Materials, then Landlord shall reimburse Tenant for any costs incurred by Landlord and paid by Tenant under the terms of this paragraph 45.C.

        Tenant shall immediately notify Landlord of any inquiry, test, investigation or enforcement proceeding by or against Tenant or the premises or the Complex concerning a Hazardous Material. Tenant acknowledges that Landlord, as the owner of the property, at its election, shall have the sole right, at Tenant's expense, to negotiate, defend, approve and appeal any action taken or order issued with regard to a Hazardous Material by an applicable governmental authority. Provided Tenant is not in default under the terms of this Lease, Tenant shall likewise have the right to participate in any negotiations, approvals or appeals of any actions taken or orders issued with regard to the Hazardous Material and Landlord shall not have the right to bind Tenant in said actions or orders.

        Landlord shall defend, hold harmless and indemnify Tenant and its agents and employees with respect to all claims, damages and liabilities arising out of or in connection with any Hazardous Material used, stored, discharged, released or disposed of in, from, under or about the Premises or the Complex, where said Hazardous Material is or was not attributable to the activities of Tenant, its agents or contractors during the Lease term and whether or not Tenant had knowledge of such Hazardous Material, including, without limitation, any cost of monitoring or removal, any reduction in the fair market value or fair rental value of the Premises or the Complex and any loss, claim or demand by any third person or entity relating to bodily injury or damage to real or personal property.

        D. It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or subletting if (i) the proposed assignee's or subtenant's anticipated use of the Premises involves the storage, use or disposal of Hazardous Material; (ii) if the proposed assignee or subtenant has been required by any prior landlord, lender or governmental authority to "clean up" Hazardous Material; (iii) if the proposed assignee or subtenant is subject to investigation or enforcement order or proceeding by any governmental authority in connection with the use, disposal or storage of a Hazardous Material.

        E. Tenant shall surrender the Premises to Landlord, upon the expiration or earlier termination of the Lease, free of Hazardous Materials which are or were attributable to Tenant. If Tenant fails to so surrender the Premises, Tenant shall indemnify and hold Landlord harmless form all damages resulting from Tenant's failure to surrender the Premises as required by this paragraph, including, without limitation, any claims or damages in connection with the condition of the Premises including, without limitation, damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or rental value of the Premises or the Complex by reason of the existence of any Hazardous Materials, which are or were attributable to the activities of Tenant, in or around the Premises or the Complex.

        Notwithstanding any provision to the contrary in this Lease, if any action is required to be taken by a governmental authority to clean-up, monitor or remove any Hazardous Materials, which are or were attributable to the activities of Tenant, from the Premises or the Complex and such action is not completed prior to the expiration or earlier termination of the Lease, then at Landlord's election (i) this Lease shall be deemed renewed for a term commencing on the expiration date of this Lease and ending on the date the clean-up, monitoring or removal procedure is completed (provided, however, that the total term of this Lease shall not be longer than 34 years and 11 months); or (ii) Tenant shall be deemed to have impermissibly held over and Landlord shall be entitled to all damages directly or indirectly incurred in connection with such holding over, including without limitation damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or fair rental value of the Premises or the Complex by reason of the existence of the Hazardous Material.

        F. Upon the Lease Commencement Date, Tenant shall provide to Landlord a complete list of all chemicals, toxic waste or Hazardous Materials employed by Tenant within the Premises. Throughout the term of this Lease, Tenant shall continue to update this list of chemicals, contaminants and Hazardous Materials.


Landlord hereby warrants Tenant that there is no asbestos in the buildings.

44. MISCELLANEOUS AND GENERAL PROVISIONS

    a. Tenant shall not, without the written consent of Landlord, use the name of the building for any purpose other than as the address of the business conducted by Tenant in the Premises.

    b. This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

    c. The term "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof, and the provisions of this Lease shall inure to the benefit of and bind such heirs, executors, administrators, successors and permitted assigns.

        The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. If there be more than one Tenant the obligations of Tenant hereunder are joint and several. The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

    d. Time is of the essence of this Lease and of each and all of its provisions.

    e. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the real property of which Tenant's Premises are a part.

    f. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant hereby agree that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement.

    g. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.

    h. Tenant further agrees to execute any amendments required by a lender to enable Landlord to obtain financing, so long as Tenant's rights hereunder are not substantially affected.

    i. Paragraph(s) 45 through 54 are/is added hereto and are/is included as a part of this Lease.

    j. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

    k. Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect this Lease, entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.

Paragraph 44 is continued below.

IN WITNESS WHEREOF, Landlord and tenant have executed and delivered this Lease as of the day and year first above written.


LANDLORD:                              TENANT:

CHARLESTON PROPERTIES, a               INTUIT, INC., a
California General Partnership         Delaware Corporation


By   /s/                               By /s/ Greg J. Santora
   -------------------------------     -----------------------------------


Title                                  Title Vice President of Finance and
      ----------------------------        --------------------------------
                                             Corporate Services and CFO
                                          --------------------------------

2.B.(continued). TENANT'S COMPENSATION IN THE EVENT OF A DELAY

        (1) In the event Landlord is unable to make the Premises available to Tenant 90 days prior to the Lease Commencement Date as set forth in Paragraph 2A above to permit Tenant to commence construction of desired changes within the Premises, Tenant shall receive any and all monies received by Landlord as penalties (hereinafter referred to as Sun Excess Rent) from Sun Microsystems (the prior Tenant) in excess of the Basic Rent amount that Sun Microsystems would have been obligated to pay Charleston Properties during any holdover period. For example, if Sun Microsystems paid Landlord 150% of Basic Rent during a holdover period, Landlord would receive 100% of the Basic Rent and Tenant would receive the 50% Sun Excess Rent.

Paragraph 2.C. EARLY OCCUPANCY FOR CONSTRUCTION PURPOSES

                The Lease Commencement Date for the Premises leased hereunder shall remain as stated in paragraph 2A provided Landlord has granted Tenant access to the Premises ninety days prior to the commencement of the Lease for the purpose of Tenant's construction of Tenant Improvements. At such time as Landlord has made the Premises available for the commencement of construction, Tenant or Tenant's contractor, shall be permitted to commence construction. During this 90 day period, Tenant shall hold Landlord, and WSJ Properties (Landlord's Property Management Company retained to manage the Complex) harmless from any loss or damage caused by Tenant's or Tenant's contractor's construction activities during this period. During this 90 day construction period, Tenant shall not be obligated to pay Basic or Additional Rent on the Premises so under construction unless Tenant elects to occupy the Premises during this 90 day period with Tenant's operating personnel. In the event Tenant does occupy the Premises with operating personnel, Tenant shall occupy the Premises under all the terms and conditions of the Lease and Tenant shall pay Landlord Basic and Additional Rent beginning with said Date of occupancy by Tenant's operating personnel up and until the specified Commencement Date of the term of the Lease in the following daily amounts:

                Daily Basic Rent      $2,068.00
                Daily Additional Rent $  387.00 (estimated)

                The Commencement Date and Termination Date of Lease for the Premises shall not be affected by this early occupancy and shall remain as stated.



Paragraph 4A (1) (continued). BASIC RENT

                The table below represents a specific Basic Rent expressed in dollars per square foot per month for a specific time period. The Basic Rent due and payable is calculated by multiplying the gross square footage leased times the Basic Rent per square foot per month as indicated.

                The Basic Rent rates are as follows:

4/15/1999 - 12/31/1999         $1.50 per square foot per month
 1/1/2000 - 12/31/2003         $1.60 per square foot per month
 1/1/2004 - 12/31/2007         $1.70 per square foot per month
 1/1/2008 - 12/31/2008         $1.75 per square foot per month
                               or the Fair Market Value,

                                                   whichever is greater
                1/1/2009 and thereafter            The rate per square foot per
                                                   month shall be increased by
                                                   $.05/per square foot per
                                                   month as of each January 1
                                                   during the term over the
                                                   prior year or shall be the
                                                   Fair Market Value, whichever
                                                   is greater.

                (See paragraph 46 for Fair Market Value definition and determination and paragraph 50 for Basic Rent Abatement for Tenant Improvements).

Paragraph 4A (2). PAYMENT UPON EXECUTION OF LEASE AND TIMELY PAYMENT OF MONTHLY
                  BASIC AND ADDITIONAL RENT

                Upon execution of this Lease, Tenant shall pay Landlord $62,049 (41,366 x $1.50) representing the first month's Basic Rent payment. During the term of the Lease, Tenant's monthly
                Basic and Additional Rent shall be due and payable on or before the first day of each month of the Lease term.


Paragraph 4D (continued).  ADDITIONAL RENT

                For purposes of calculating Tenant's proportionate share of Additional Rent Expenses for the Complex it is hereby mutually agreed the Complex totals 79,893 rentable square feet (Buildings A, B).


                Landlord's monthly estimate for Additional Rent items described in paragraph 4D (excluding taxes) for calendar year 1999 is $7,200 per month (41,366 x $0.174). The following represents a line item breakdown of Landlord's estimate of monthly expenses (expressed in dollars per square foot per month):


                Exterior maintenance and landscape                 $    0.050
                Building maintenance and HVAC                           0.079
                Insurance (including earthquake insurance)              0.025
                Management                                              0.02
                Utilities (Tenant pays directly)                        -0-
                Janitorial (Tenant pays directly)                       -0-
                                                                   ----------
                              Total                                $    0.174

                Landscape water for the Complex shall be paid directly by Tenant if Tenant occupies the entire Complex.

                Taxes shall be billed separately and prorated for periods of occupancy and shall be due December 1st and April 1st of each calendar year. Landlord's estimate for the 1995-1996 Tax year (July 1, 1995 - June 30, 1996) for the Complex is as follows:

                Parcel #116-03-027 (Buildings A,B)

                $102,033 or $52,829 per Building per year

                Tenant shall have the right, during normal business hours and at Tenant's own expense, to audit Landlord's records concerning Additional Rent items. In the event a discrepancy of greater than 3% of Tenant's correct share of costs is discovered, Landlord shall pay the cost of Tenant's out of pocket costs to third parties and shall credit or refund to Tenant the amount of the discrepancy. If the audit indicates Tenant owes Landlord an additional amount, Tenant shall pay the additional amount promptly.

Paragraph 4F (continued). SECURITY DEPOSIT

        Notwithstanding anything in the Lease to the contrary, Landlord agrees to accept, and Tenant shall have the right, at Tenant's sole discretion, to pay for the Security Deposit by tendering to Landlord, on execution of this Lease, an irrevocable standby Letter of Credit. The form of the irrevocable standby Letter of Credit must be acceptable to Landlord, and in the event the term of said Letter of Credit is for one year, then Tenant agrees to renew said Letter of Credit 30 days prior to expiration of the Letter of Credit. Tenant's failure to renew the Letter of Credit for an additional year, 30 days prior to its expiration date, shall entitle Landlord to draw against the Letter of Credit the amount of the Security Deposit.

Paragraph 7 (continued)

        Further, Landlord hereby represents and covenants that with respect to direct maintenance of the Premises only WSJ's overhead shall be included in these costs and no profit component is or will be built into the cost of the services or materials provided by any of Landlord's subsidiaries or affiliates who are under contract to provide services and materials to the Premises (including without limitation WSJ Properties). Excluded as reimbursable costs from Tenant to Landlord are the follows:

        1. any fines, costs, penalties or interest resulting from the negligence or willful misconduct of the Landlord or its agents, contractors, or employees;

        2. any costs of any services sold or provided to tenants or other occupants for which Landlord-or Managing Agent is entitled to be reimbursed by such tenants or other occupants.

        3. acquisition costs for sculptures, paintings, or other objects of art;

        4. costs for which Landlord has been compensated by a management fee; for example, accounting costs necessary to operate the Complex and report its financial status to the Landlord.

        Paragraph 9 (continued). ALTERATIONS AND ADDITIONS

        Landlord shall lease the promises to Tenant in an "as-is" condition, and other than Landlord's repair obligation per paragraph 49 and Landlord's code compliance obligation per paragraph 48, all cost of construction including demolition, architectural, drawings, permitting fees, etc., shall be paid by Tenant with landlord's contributions limited to those described in paragraph 50.

        Notwithstanding anything herein to the contrary, upon Landlord's approval of Tenant's initial Tenant Improvements to be installed and paid for by Tenant (except as provided for in paragraph 50), Tenant shall not be required to restore the initial build-out to the configuration and condition in existence as of the date Landlord first delivers possession of the Premises to Tenant. Should Tenant elect to install a ceiling and lighting system that is other than a standard 2 x 2 or 2 x 4 T-Bar grid and 2 x 2 or 2 x 4 drop-in parabolic lens with fluorescent bulb fixtures Landlord may, in its sole discretion determined at the time Landlord approves the plans, require restoration to the existing ceiling system and similar light fixtures. If Tenant makes no changes to the Premises at the outset and uses the Premises in an as-is condition, and later makes substantial renovations or improvements, then, at Landlord's option, any future restoration required shall be to the original condition and configuration as first delivered to Tenant. At the time any subsequent alterations are requested,

Landlord shall notify Tenant of any restoration requirements per this paragraph
9. Landlord shall not have the right to approve or disapprove or to require restoration in the event any changes subsequent to the initial build-out of any building meet the following criteria:

        1)      The total cost of construction is less than $15,000.

        2) The changes do not in anyway affect exiting or fire corridors, restrooms, building entrances, lobbies, building systems or structure. Landlord's granting approval to Tenant to make changes herein described without the obligation to restore is in reliance upon Tenant's making commercially reasonably alterations and Tenant agrees not to use this subparagraph to circumvent Landlord's right to require Tenant to restore the premises under paragraph 9.

        Tenant shall have the right to employ a general contractor of its choosing for any modifications desired to be made to the Premises leased hereunder. However, Tenant hereby agrees in the event Tenant elects to make subsequent modifications to the Premises to consider the WSJ Properties Construction Division a preferred vendor and Tenant hereby acknowledges that it is Landlord's strong preference to have WSJ Properties Construction Division perform any modifications to the Premises. Although Tenant shall consider WSJ Properties Construction Division a preferred vendor, Tenant shall be under no obligation to select WSJ Properties and Tenant further acknowledges WSJ is a completely separate entity from landlord and any disputes relating to construction performed by WSJ for Tenant shall be resolved directly between WSJ and Tenant.

Paragraph 11 (continued).  UTILITIES

        Tenant shall pay promptly, as the same become due, all charges for water, gas, electricity, telephone, telex and other electronic communications service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the term of this Lease, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed. Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

Paragraph 19 (continued). ASSIGNMENT AND SUBLETTING

        Notwithstanding the foregoing, without the prior consent of Landlord, Tenant shall have the right (i) to assign this Lease to an affiliate or subsidiary of Tenant or (ii) to merge with another corporation or entity or
(iii) to enter into an acquisition of another corporation or be acquired by another corporation, in each case provided that Landlord is promptly provided with notice thereof and Tenant remains fully liable for the full performance of Tenant's obligation under the Lease; provided, however, that in the event Tenant merges into another entity or is wholly acquired by another entity (in each case, the "Successor Entity") , and provided Tenant ceases to exist and the Successor Entity is at least as well capitalized as Tenant and has at least the same overall financial wherewithal as Tenant had prior to such merger or acquisition, it shall be the Successor Entity (not Tenant) who shall be fully liable hereunder as the successor tenant.

Paragraph 24 (continued).  DESTRUCTION

        In the event the Premises are damaged or destroyed in whole or in part from any cause, Landlord shall, within fifteen (15) days of the event of such damage or destruction, notify Tenant in writing as to the approximate length of time necessary for Landlord to reconstruct the Premises to substantially its former condition. If such estimate exceeds one hundred eighty
(180) days from the date of damage or destruction, Tenant shall have the option, within ten (10) days of receipt of Landlord's notice, to terminate this Lease. If Tenant does not exercise its option to terminate, or if Tenant is not entitled to terminate under this paragraph, Landlord shall promptly, at its sole expense, rebuild or restore the Premises to substantially the condition existing prior to the date of damage or destruction. Tenant shall be entitled to a reduction in rent while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. If Landlord does not complete the rebuilding or restoration within one hundred eighty (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of -Acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels), then Tenant shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Landlord. Notwithstanding anything herein to the contrary, Landlord's obligation to rebuild or restore shall be limited to the building and interior improvements constructed by Landlord as they existed as of the commencement date of the Lease and the initial Tenant Improvements installed at the commencement of the term, but shall not include restoration of Tenant's trade fixtures, equipment, merchandise or any subsequent improvements, alterations or additions made by Tenant to the Premises, which Tenant shall forthwith replace or fully repair at Tenant's sole cost and expense provided this Lease is not canceled according to the Provisions above. Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4 of the California Civil Code.

        Notwithstanding anything to the contrary set forth above, in the event the damage or destruction of the Premises (i) occurs during the last two years of the term (unless any applicable extension option has been exercised) and (ii) has rendered at least 33% of the Premises unusable by Tenant, Landlord shall have the option during the aforementioned fifteen (15) day period to elect not to rebuild the Premises by so notifying Tenant or to elect to terminate this Lease by so notifying Tenant.

Paragraph 28 (continued). HOLDING OVER

        Tenant shall have the right, upon one year prior written notice to Landlord, to extend the lease termination date for this Lease up to six months beyond the lease expiration date provided and only if Tenant has also agreed to similarly and in a coterminus manner extend the lease termination date for all the leases for Buildings leased by Tenant within the Complex. Tenant may not exercise this right to extend the lease termination date on less than all the Buildings leased within the Complex. The Basic Rent during this extended period shall be 125% of the monthly Basic Rent then in affect for the month immediately prior to the lease expiration.

Paragraph 36 (continued). DEFAULT BY LANDLORD

        Notwithstanding anything to the contrary set forth above in this paragraph 36, Landlord and Tenant agree that under certain "emergency circumstances", Tenant shall have the right to perform obligations otherwise required of Landlord without the necessity of providing Landlord (and any mortgagee) with such thirty (30) day notice and opportunity to cure. Under such "emergency circumstances", Tenant shall use its good faith reasonable judgment in determining a shorter notice period for response by Landlord or determining that the matter at hand must be resolved immediately such that notice can only be given after the fact. For the purposes hereof, "emergency circumstances" shall mean (i) any hazardous situation that poses a threat of damage, destruction or injury to any person or property of a material nature or otherwise threatens the safety of employees and/or visitors to the Premises or
(ii) any other circumstance that involves a substantial interference with the operations of Tenant's business enterprise in the Premises, including without limitation the launching of new software products or revisions thereto (especially to correct existing problems which must be addressed immediately) to enable customers to perform needed financial and tax-related functions, which is of special concern during the months preceding April 15th of each calendar year.

Paragraph 41 (continued). SIGNS

        Subject to the approval of the City of Mountain View and Landlord, whose consent shall not be unreasonably delayed, Tenant, at Tenant's sole cost and expense, shall have the right to install (i) a monument sign located at the main driveway entrance to the Complex; (ii) suitable building signage adjacent to the Premises and (iii) suitable directional signage in the common areas and within the Premises leased hereunder. Landlord shall promptly remove all prior tenant signage from the Premises and any common areas adjacent thereto and said removal shall not be at Tenant's expense.

Paragraph 44 (continued). MISCELLANEOUS AND GENERAL PROVISIONS

        Landlord covenants with Tenant that upon Tenant paying the rent and all other charges required under this Lease and performing all of Tenant's covenants and agreements contained herein, Tenant shall peacefully have, hold and enjoy the Premises, subject to all of the terms and conditions of this Lease.

45. OPTIONS TO EXTEND

        Provided Tenant is not in default under any of the terms, covenants or conditions of this Lease and subject to the terms and conditions set forth hereafter, Tenant is hereby granted the option to extend the term of Lease for the Premises leased hereunder for two consecutive five year periods:

        a) Tenant's option to extend this Lease is contingent upon Tenant also extending the term of lease for all the Buildings then leased within the Complex. It is further agreed that in the event Tenant does not lease all the buildings within the Complex, nevertheless, Tenant shall have the option to extend the lease on the buildings so leased per the terms of this paragraph 45.

        b) Tenant shall notify Landlord in writing of Tenant's exercise of its option to extend the Lease for each Building leased within the Complex no less than 12 months prior to the earliest lease expiration date of any Building leased within the Complex.

        c) The Lease for each building within The Complex shall be extended for a period of five years commencing upon the day after the Lease termination date for such Building within the Complex and shall terminate five years later.

        d) The monthly Basic Rent during the extended term shall be as defined in paragraph 4A.

        e) The then current payment for Additional Rent described in paragraph 4 D of the Lease shall continue to be adjusted according to paragraph 4D of the Lease.

        f) This option to extend can be exercised solely by Tenant for its sole use of the Premises (including any permitted subtenants and affiliates which in total do not exceed 25% of a Complex) and may not be transferred or assigned to any sublessee or other party, nor may this option be exercised by Tenant if more than 25% of a Complex is then subleased to a party other than Tenant or Tenant's affiliates.

46. FAIR MARKET RATE

        The fair market rate shall be defined as the prevailing market rate with interim adjustments (if any) then charged for comparable space of comparable quality in the immediate Mountain View/Shoreline market area. For the period January 1, 2008 and annually thereafter this Lease calls for a determination of the fair market rate. Landlord shall promptly notify Tenant of such rate as reasonably determined by Landlord one hundred and eighty days prior to the beginning of each successive calendar year, beginning with calendar year 2008. Landlord and Tenant shall attempt to agree in writing on such fair market rate. If Landlord and Tenant do not agree on the fair market rate for the Premises by that date which is one hundred fifty (150) days prior to the beginning of a calendar year, then Landlord and Tenant shall each select a licensed real estate broker (the "Brokers") with a minimum five (5) years commercial leasing experience in the Mountain View area to determine the fair market rate for the Premises. If the Brokers are unable to agree as to the fair market rate by that date which is one hundred twenty (120) days prior to the end of the calendar year in question, then the Brokers shall mutually select a third licensed real estate broker (the "Arbitrator") who has the same minimum qualifications as the Brokers and who has not previously represented either party. Each Broker shall submit to the Arbitrator his or her determination of the fair market rate for the Premises, and the support therefor, and the Arbitrator shall decide which Broker has most accurately determined the fair market rate, which decision shall be final and binding on both Landlord and Tenant. Landlord and Tenant shall each pay their own Broker's fees and costs and shall each pay one-half (1/2) of the Arbitrator's fees and costs.

47. Paragraph 47 is hereby intentionally omitted.

48. CODE COMPLIANCE

        With respect to all applicable local, state and federal regulations and codes including without limitation the Americans with Disabilities Act and Title XXIV of the California Energy Code, as of the commencement of lease term for the Premises, Landlord at Landlord's sole cost and expense shall make all modifications to the exterior of the Premises such as parking lots, stairways, walkways, etc. to bring the exterior of the Premises leased hereunder into compliance. Commencing as of the date Landlord offers possession of the Premises to Tenant, Landlord shall at Landlord's sole cost and expense make any governmentally required modifications to the restrooms to bring then into compliance with all applicable codes. Landlord's compliance obligations with respect to the restrooms set forth in this paragraph 48 shall also include replacing fixtures and finishes as necessary. Landlord's sole obligation with respect to compliance is therefore limited to any governmentally required modifications to the Bathrooms within the Premises and any governmentally required modifications to the exterior. All other costs and obligations with respect to compliance shall rest solely with Tenant. All such interior modifications shall be completed diligently prior to the Lease

Commencement Date referenced in Paragraph 2A above. All exterior modifications to be made by Landlord shall be diligently constructed to completion.

49. ACCEPTANCE AND SURRENDER OF PREMISES AND COST OF MAJOR REPAIRS

        Notwithstanding anything in paragraphs 8 & 9 to the contrary, commencing as of the date Landlord offers possession of the Premises to Tenant, an independent inspection team shall be hired to make a thorough inspection of the Premises. Tenant shall hire the inspectors subject to Landlord's reasonable approval of the cost of the inspection and the inspector. Landlord shall pay for the inspection. Said inspection shall be limited to and shall only include roofs, elevators, HVAC systems, electrical systems (including lights and bulbs), plumbing systems, locking mechanisms, exterior and roll-up doors, and glazing. Tenant shall provide Landlord a copy of these reports. Landlord shall deliver the buildings and all operating systems covered in the report to Tenant as of the Lease Commencement Date referenced in Paragraph 2A above in a well maintained condition and in good repair. Landlord shall be under no specific obligation to upgrade any particular system and Tenant acknowledges that the systems have been previously used. Landlord's repair of the referenced items shall not affect the commencement date of the Lease so long as Tenant is able to occupy and operate in the Premises without interference. Notwithstanding anything in paragraph 7 to the contrary, Capital Expenses made by Landlord shall not be included in the annual expenses of operation, management and maintenance of the Building or Complex. For example, the replacement of an entire roof shall not be deemed an expense of operation whereas the ongoing repair and maintenance of a roof is deemed an operating expense. In addition to provisions of paragraph 4D and 7, if there is a single incident that requires a maintenance expense up to $15,000, said expense shall be reimbursable by Tenant and shall be included in the annual operating expenses. For single large maintenance expenses between $15,000 and $20,000, such expense will be reimbursable by Tenant (without interest) over three years with an equal amount charged per year. If a single large maintenance expense is greater than $20,000, it shall be reimbursable by Tenant over a 5 year period, in equal amounts reimbursable per year.

        Landlord shall lease the Premises to Tenant in an "as-is" condition, and other than Landlord's repair obligation per paragraph 49 and Landlord's code compliance obligation per paragraph 48, all cost of construction including demolition, architectural, drawings, permitting fees, etc., shall be paid by Tenant with Landlord's contributions limited to those described in paragraph 50.

50. LANDLORD'S CONTRIBUTION TOWARDS TENANT IMPROVEMENTS

        Landlord shall contribute $15.00 per rentable square foot towards Tenant requested improvements to the Premises. Landlord's total tenant improvement obligation is $15 x 41,366 s.f. = 620,490. Tenant shall be granted these tenant improvement dollars in the form of $372,294 Basic Rent abatement and $248,196 cash allowance towards improvements. If the initial tenant improvement expense is less than the amounts specified herein, Landlord and Tenant shall split equally the savings after Landlord has deducted the cost of Landlord's expenditures per paragraph 48 from the contributions towards Tenant's Improvements. Landlord's cash contribution shall only be made available in the event tenant improvements exceed the amount granted in the form of rent abatement. For example, should Tenant improvements for the Premises total $400,000 and Landlord's costs per paragraph 48 was $20,000 the savings represented would be $620,490 -20,000 - 400,000 = $200,490. Landlord would therefore grant Tenant a total of $500,245 calculated as follows: 200,490 [divided by] 2 = 100,245; 400,000 + 100,245 = $500,245 as Landlord's
contribution towards improvements. Landlord's rent abatement would equal $372,294 and Landlord's cash contribution would equal $127,951.50. Other than the cost of Landlord's obligations under paragraphs 48 and 49, the allowance described in this Paragraph 50 represents Landlord's only obligation toward improvements to the Premises.


51. CONSTRUCTION SUPERVISION. Landlord, at Landlord's sole cost and expense, shall retain WSJ Properties Construction Division to supervise the improvements made by Tenant's Contractor (if other than WSJ Properties) for Tenant's initial built-out. Landlord shall approve all plans in a timely manner prior to commencement of construction and copies of all permits and final signed-off copies of permits shall be submitted to Landlord. Landlord shall also be named as an additional insured on all general and subcontractor insurance policies and shall receive lien releases from all subcontractors. In general, Landlord requires the following:

        1) The construction area must be kept clean and neat with interior and exterior daily pick-up.

        2) The construction may not unreasonably interfere with any other tenants in the Complex.

        3) Landlord shall receive copies of as-built drawings for the improvements, including HVAC, electrical, plumbing, partitions, reflected ceilings, finish schedules, millwork, etc. There shall also be one reproducible set of drawings submitted to Landlord.

        4)      Landlord shall received a list of all finishes and suppliers.

        5)      ELECTRICAL

                a) All electrical shall be in EMT with no M.C. Cable.

                b) Any new panels and breakers to match existing and shall be accurately labelled.

                c) All fluorescent lighting shall be cool white or otherwise as reasonably agreeable to both parties.

        6)      HVAC

                a) Zone boxes and controls shall match existing if available.

                b) EMONDEMON meters shall be installed on all special air conditioning units.

                c) All thermostats shall be now and match existing if available.

                d) Landlord shall receive a structural report for all new units placed on the roof.

                e) All roof patching shall be hot mopped not cold patched.

                f) Upon completion of construction the HVAC Systems shall be air balanced and all filters changed.

        7)      PLUMBING

                Tenant shall not use plastic piping. All piping must be copper galvanized or cast iron.

        8)      KEYS

                Landlord shall be provided with the copies of any keys to locking mechanisms for emergency purposes. Tenant shall use a BEST-lock system.

        9) Tenant shall-be responsible for meeting all applicable codes for earthquake, energy, and handicap requirements directly related to Tenant's interior improvements. Any contractor or subcontractor must be licensed to do business in the State of California. This Tenant responsibility shall be for all items not defined as Landlord's responsibility in paragraph 48.

        10) The general contractor and subcontractors shall use first class construction practices and shall comply with reasonable suggestions of the WSJ Properties Construction Supervisor.


52. NON DISTURBANCE

        Landlord further represents that there are no outstanding loans on the Premises leased hereunder. In the event Landlord borrows in the future and uses the Premises leased hereunder as security, Landlord shall so notify Tenant.

53. MICROSOFT TO BE SUBSTITUTED AS TENANT

        Tenant warrants to Landlord that Tenant's Board of Directors has approved this Lease transaction. Landlord and Tenant further acknowledge that Tenant is in the process of being acquired by Microsoft, Inc, a Delaware Corporation (hereinafter referred to as Microsoft) headquartered at One Microsoft Way, Redmond, Washington 98052-6399. Landlord, as a material consideration for entering into this Lease has relied on Tenant's representation that in the event this acquisition is completed, Microsoft shall assume directly all the obligations and liabilities of Tenant hereunder and shall be liable for the full performance as Tenant under this Lease. Microsoft has agreed that the assumption of this Lease by Microsoft is a condition of the acquisition of Tenant. Tenant warrants to Landlord that Microsoft has been made aware of this obligation and that Microsoft has agreed to assume all the obligations of this Lease at the time the acquisition is completed.

54. CROSS DEFAULT

        It is understood that Landlord and Tenant may enter into several leases for premises in the vicinity of the Premises leased hereunder. Exhibit "B" shows 4 additional buildings for which Tenant shall enter into leases with Landlord (Buildings 2, 3, 4 and 5), and several additional buildings may be leased by Tenant from Landlord at a later date. As a material part of the consideration for the execution of this Lease by Landlord, it is agreed between Landlord and Tenant that a default under this Lease (after any applicable notice and cure period has expired), or a default under a lease by Tenant (after any applicable notice and cure period has expired) for any building leased and shown on Exhibit "B" may, at the option of Landlord, be considered a default under all leases by and between Landlord and Tenant then in effect, in which event Landlord shall be entitled (but in no event required) to apply all rights and remedies of Landlord under the terms of one lease to all leases including, but not limited to, the right to terminate one or all of said leases by reason of default under said Lease or hereunder.

                                [MAP OF COMPLEX]


                            COMPLEX   PARCEL NUMBER
                            -------   --------------

                               1      APN 116 03 020
                               2      APN 116 03 029
                               3      APN 116 03 028
                               4      APN 116 03 027

                                [MAP OF COMPLEX]


                            COMPLEX   PARCEL NUMBER
                            -------   --------------

                               1      APN 116 03 020
                               2      APN 116 03 029
                               3      APN 116 03 028
                               4      APN 116 03 027

                     RULES AND REGULATIONS OF THE BUILDING

        No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

        All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant.

        Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises.


                                       2

        Tenant shall not occupy or permit any portion of the Premises to be occupied for the manufacture or sale of liquor, narcotics or tobacco in any form.


                                       3




                                       4

        The sidewalks, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by it for any purpose other than ingress to and egress from its Premises. The passages, exits, entrances, stairways, balconies and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Premises and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. Tenant, employees or invitees of Tenant shall not go upon the roof of the Premises.


                                       5

        The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant who, or whose employees or invitees shall have caused it.


                                       6

        Tenants shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.


                                       7

        Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Premises. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Premises by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.


                                       8



                                       9

        Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Premises by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds with the exception of Dog Guides for the blind, be brought in or kept about the Premises.


                                       10

        No cooking (except microwave cooking and coffee/tea brewing) shall be done or permitted by Tenant on the Premises, nor shall the Premises be used for the storage of merchandise for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.


                                       11

        No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

        Tenant upon the termination of the tenancy, shall deliver to Landlord the keys of offices, rooms and toilet rooms which have been furnished the Tenant or which Tenant shall have had made.


                                       13

        Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Premises and must observe strict care and caution that all water faucets or water apparatus within the Premises are entirely shut off before Tenant or Tenant's employees leave the Premises, and that all electricity shall likewise be carefully cut off, so as to prevent waste or damage.



                                       14

        Landlord reserves the right to exclude or expel from the Premises any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Premises.


                                       15


                                       16


                                       17

        Tenant shall not disturb, solicit, or canvass any occupant of the Premises and shall cooperate to prevent same.


                                       18

        Tenant agrees to assume responsibility for compliance by its employees with the parking provision contained herein. Tenant hereby authorizes Landlord at Tenant's sole expense to tow away from the Complex any vehicle belonging to Tenant or Tenant's employees parked in violation of these provisions, or to attach violation stickers or notices to such vehicle. Tenant shall use the parking areas for vehicle parking only, and shall not use the parking areas for storage.



Landlord's initials                                          Tenant's initials

                                                                   EXHIBIT 10.29

                                     MAP OF

                       COMPLEX                    PARCEL NUMBER
                         1                        APN 116 03 020
                         2                        APN 116 03 029
                         3                        APN 116 03 028
                         4                        APN 116 03 027